Federated Investors
World-Class Investment Manager

Federated High Income Bond Fund, Inc.

ANNUAL REPORT March 31, 2001

Established 1977

Richard B. Fisher

President

Annual Report

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Fellow Shareholder:

Federated High Income Bond Fund, Inc. was created in 1977, and I am pleased to present its 24th Annual Report. The $1.8 billion fund is designed to provide high monthly income from a broadly diversified portfolio of high-yield bonds.1

In 1977, the fund's assets totaled $265 million, and the overall high-yield bond market's total assets were $24 billion. Today, the high-yield bond market has assets of $680 billion, and more than ever before, broad diversification is essential to maintain generous income for shareholders.

The fund has paid monthly dividends since its inception, and income is generated from a portfolio of over 283 corporate bond issuers in more than 35 industry sectors. During 1999 and 2000, new high-yield issues were, for the most part, in the telecommunications, cellular and cable television sectors. The income level was very attractive, and market support existed for new and secondary market issues. However, as interest rates rose and the U.S. economy slowed, market support in the high-yield arena dwindled, whereby there were more sellers than buyers. This caused high-yield bond prices to decline, and almost all high-yield funds were subject to redemptions in 2000. There has been some recovery in 2001, however, we are still very cautious as the high-yield market generally correlates to the stock market.

1 Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher rated securities, and increased possibilities for default.

This report covers the 12-month reporting period from April 1, 2000 through March 31, 2001. It begins with an interview with the fund's portfolio manager, Mark E. Durbiano, Senior Vice President of Federated Investment Management Company. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's high-yielding corporate bond holdings, and third is the publication of the fund's financial statements.

The high-yield market underperformed the high-quality bond market during the fund's fiscal year, i.e., U.S. Treasury bonds attracted investors' support and high-yield bonds did not, even though the yield spread between them was over 700 basis points. Credit risk remained high, as the annual default rate for the high-yield market reached its highest level since 1991. However, in an environment of declining interest rates, high-yield bonds performed well during the first quarter of 2001, particularly in January and February.

For the fiscal year ended March 31, 2001, the fund produced a strong level of income that helped temper a decline in net asset value. Individual share class total return performance, including income distributions, follows:2

	Net Asset Value Change	Income Distributions	Total Return
Class A Shares	$9.82 to $8.64 = (12.02%)	$0.987	(2.19%)
Class B Shares	$9.81 to $8.63 = (12.03%)	$0.917	(2.93%)
Class C Shares	$9.81 to $8.63 = (12.03%)	$0.917	(2.93%)

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (6.56%), (7.76%), and (3.81%), respectively. Current performance information is available at our website, www.federatedinvestors.com or by calling 1-800-341-7400.

The fund has paid monthly dividends since its inception, and income is generated from a portfolio of over 320 corporate bond issuers in more than 15 industry sectors.

As I have always recommended buying more shares when prices are down, I again believe that this current year may be a buying opportunity. I recommend adding to your account, as the fund's income return is especially attractive.

I urge you to take a few moments to review the fund's holdings--you will recognize many of our holdings such as Fox/Liberty, Sealy Mattress Co., Owens-Illinois, Stone Container, Premier Parks, and Allied Waste Company.

Thank you for investing a portion of your wealth in Federated High Income Bond Fund, Inc. Your questions, comments, or suggestions about the fund are always welcome.

Very sincerely yours,

Richard B. Fisher

Richard B. Fisher

President

May 15, 2001

Mark E. Durbiano

Senior Vice President
Federated Investment Management Company

Federated High Income Bond Fund, Inc.

Q. How did high-yield bonds perform over the reporting period?

A. The high-yield market underperformed the high-quality bond market during the 12 months ended March 31, 2001. For example, the Lehman Brothers Aggregate Bond Index,1 a measure of high-quality bond performance, returned 12.53% versus 2.52% for the Lehman Brothers High Yield Bond Index.2

Several factors negatively impacted the high-yield market during the reporting period. Credit risk increased considerably during the reporting period. For example, default rates in calendar year 2000 reached their highest level since 1991 and are expected to go higher in 2001, as the number of companies downgraded by the major rating agencies substantially outnumbered the companies upgraded. Also, the substantial decline in the equity markets negatively impacted high-yield bonds, especially those in the telecommunications sector. Also, slowing economic growth further clouded the expectations for issuers of high-yield bonds--especially those in cyclical industries.

The impact of these credit quality issues can be seen in the spread between the Credit Suisse First Boston High Yield Bond Index3 and U.S. Treasury securities. This relationship, which shows the price investors demand to assume credit risk, increased from 668 basis points on March 31, 2000 to 852 basis points on March 31, 2001 after peaking on December 21, 2000 at 959 basis points.

1 The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index and Asset Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

2 The Lehman Brothers High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount of outstanding $100m, and at least one year to maturity.

3 The Credit Suisse First Boston High Yield Index serves as a benchmark to evaluate the performance of low-quality bonds. Low quality is defined as those bonds in the range from BBB to CCC and defaults. Morningstar receives and publishes this figure as a monthly total return.

Q. How did the fund perform during this period?

A. The fund's Class A Shares' total return of (2.19%) underperformed the Lehman Brothers High Yield Bond Index, yet outperformed its peer group, the Lipper High Current Yield Funds Average,4 which returned (3.20%) during the same reporting period.

Several factors are responsible for the fund's underperformance versus the index. The fund historically had been underweight in the BB-rated sector of the market, overweight in the B-rated sector, and overweight in the "step-up" coupon sector of the market. These strategies have served the fund well over a long period of time, but in a rapidly deteriorating credit environment, they do lead to underperformance. The fund's underweight in both the energy sector, which outperformed due to high oil and gas prices, and its underweight in the gaming sector, which benefited from stable fundamentals, negatively impacted the fund's performance.

The fund performed much better when compared to its peer universe, which to varying degrees has the same historical biases as the fund. Versus its peers, the fund benefited from strong security selection, such as positions in Allied Waste, Charter Communications, Kinetic Concepts, Premier Parks, Fox/Liberty Networks and Albecca, which outperformed based on good operating performance. Additionally, R&B Falcon, Chancellor Media, Collins & Aikman Floorcoverings, Everest Healthcare, International Home Foods, Stena Lines AB, Triarc Consumers Products, US Xchange, and Verio were all acquired leading to strong bond performance.

On the negative side, the fund's telecommunication positions in Psinet, Nextlink, Teligent, Telesystem International, Viatel and Winstar underperformed given weak fundamentals in the telecommunications sector.

Also, while the fund had a lower overall default rate than the market as a whole in 2000, defaulting issuers such as Regal Cinemas, US Office Products, Russell Stanley and AMF Group negatively impacted performance of the fund.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

Q. How did the fund perform over the reporting period in terms of income?

A. The fund provided shareholders with a strong level of income. Income distributions per share were $0.987, $0.917, and $0.917 for Class A, B, and C Shares, respectively. In terms of yield, as of March 31, 2001, the fund produced a 30-day SEC yield at net asset value of 10.75%, 9.97%, and 9.97% for Class A, B, and C Shares, respectively.5

Q. What were the fund's five largest industry exposures as of March 31, 2001 based on total net assets?

A.

Sector	Percentage of Net Assets
Telecommunications & Cellular	19.8%
Cable Television	14.0%
Health Care	5.2%
Consumer Products	5.2%
Industrial Products & Equipment	4.1%

5 The 30-day SEC yield at offering prices 10.25% for Class A Shares.

The 30-day current net yield is calculated by dividing the net investment income per share for the 30 days ended on the date of calculation by the maximum offering price per share on that date. The figure is compounded and annualized.

Versus its peers, the fund benefited from strong security selection, such as positions in Allied Waste, Charter Communications, Kinetic Concepts, Premier Parks, Fox/Liberty Networks and Albecca, which outperformed based on good operating performance.

Q. What were the fund's five largest holdings as of March 31, 2001?

A.

Allied Waste North America, Inc.	3.44%
Charter Communications Holdings	3.17%
NTL, Inc.	3.10%
NEXTEL/ NEXTEL Int'l.	3.08%
Tenet Healthcare Corp.	2.79%

Q. From a portfolio perspective, what changes are being made?

A. We have been modestly increasing overall portfolio quality given weak economic conditions, while continuing to identify discounted industrial companies that we believe have the ability to survive the current downturn and prosper longer term. Telecommunications, while still the fund's largest industry exposure, has been pared back given unclear near-term prospects. We are also adding to positions in companies with stable operating characteristics in the health care and consumer products areas.

Q. What is your outlook for the market for the rest of 2001?

A. Volatility will continue to be greater than usual, as weak equity markets, uncertain economic prospects and peaking default rates keep investors on edge. However, an aggressive Federal Reserve Board monetary policy, as illustrated by interest rate reductions coupled with potential tax cuts, should lead to better economic conditions later in 2001.

Default rates will remain high in 2001, but most of the performance impact has already been felt. A corporate bond typically trades down dramatically prior to its actual default, and most bonds that will default over the next two to six months are already priced very low. The credit cycle, characterized by a high number of defaults, has a beneficial aspect as it cleanses the market eliminating weak issues. This aspect of the cycle should come into play later in 2001 as performance is driven by the survivors of the cycle.

The fund provided shareholders with a strong level of income. Income distributions per share were $0.987, $0.917, and $0.917 for Class A, B, and C Shares, respectively.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $24,000 in the Class A Shares of Federated High Income Bond Fund, Inc. on 11/30/77, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $188,331 on 3/31/01. You would have earned a 9.23%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/01, Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (6.56%), 3.43%, and 9.56%, respectively. Class B Shares' average annual 1-year, 5-year, and since inception (9/28/94) total returns were (7.76%), 3.30% and 5.57%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (5/01/93) total returns were (3.81%), 3.57%, and 5.42%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 23 years (reinvesting all dividends and capital gains) grew to $83,730.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated High Income Bond Fund, Inc. on 11/30/77, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $24,000, but your account would have reached a total value of $83,7301 by 3/31/01. You would have earned an average annual total return of 9.45%.

A practical investment plan helps you pursue long-term performance from high-yield corporate bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--
Investing for High Monthly Income

Chuck Colby is a fictional investor who, like many other shareholders, is looking for high monthly income opportunities.

Chuck is an attorney on his way up the corporate ladder. On March 31, 1991, he invested $5,000 in the Class A Shares of Federated High Income Bond Fund, Inc.

As this chart shows, over 10 years, his original $5,000 investment has grown to $12,458. This represents a 9.56% average annual total return. For Chuck, that means extra money toward the construction of his first home.

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance is no guarantee of future results.

Federated High Income Bond Fund, Inc.--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated High Income Bond Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1991 to March 31, 2001, compared to the Lehman Brothers Single B Index (LBSBI),2 and the Lipper High Current Yield Funds Average (LHCYFA).2

Average Annual Total Return[3] for the Periods Ended 3/31/2001
1 Year	(6.56%)
5 Years	3.43%
10 Years	9.56%
Start of Performance (11/30/1977)	9.25%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBSBI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total return quoted reflects all applicable sales charges.

Federated High Income Bond Fund, Inc.--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated High Income Bond Fund, Inc. (Class B Shares) (the "Fund") from September 28, 1994 (start of performance) to March 31, 2001, compared to the Lehman Brothers Single B Index (LBSBI),2 and the Lipper High Current Yield Funds Average (LHCYFA).2

Average Annual Total Return[3] for the Periods Ended 3/31/2001
1 Year	(7.76%)
5 Years	3.30%
Start of Performance (9/28/1994)	5.57%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBSBI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Federated High Income Bond Fund, Inc.--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated High Income Bond Fund, Inc. (Class C Shares) (the "Fund") from May 1, 1993 (start of performance) to March 31, 2001, compared to the Lehman Brothers Single B Index (LBSBI),2 and the Lipper High Current Yield Funds Average (LHCYFA).2

Average Annual Total Return[3] for the Periods Ended 3/31/2001
1 Year	(3.81%)
5 Years	3.57%
Start of Performance (5/01/1993)	5.42%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBSBI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Portfolio of Investments

March 31, 2001

Principal Amount			Value
		CORPORATE BONDS--91.0%
		Aerospace & Defense--0.5%
$7,425,000		Anteon Corp., Sr. Sub. Note, 12.00%, 5/15/2009	$7,165,125
2,200,000		Condor Systems, Inc., Sr. Sub. Note, 11.875%, 5/1/2009	1,463,000

		TOTAL	8,628,125

		Auto/Truck--0.2%
7,725,000		J.L. French Automotive Castings, Inc., Sr. Sub. Note (Series B), 11.50%, 6/1/2009	3,128,625

		Automotive--2.3%
6,550,000		Accuride Corp., Sr. Sub. Note (Series B), 9.25%, 2/1/2008	4,486,750
4,875,000		Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004	4,606,875
2,375,000		Aftermarket Technology Co., Sr. Sub. Note (Series D), 12.00%, 8/1/2004	2,244,375
10,850,000		American Axle & Manufacturing, Inc., Company Guarantee, 9.75%, 3/1/2009	10,470,250
10,625,000		Lear Corp., Sr. Note, 8.11%, 5/15/2009	10,688,644
4,725,000		Lear Corp., Sub. Note, 9.50%, 7/15/2006	4,866,750
8,700,000		Motor Coach Industries International, Inc., Company Guarantee, 11.25%, 5/1/2009	1,348,500
6,825,000		Oxford Automotive, Inc., Company Guarantee, 10.125%, 6/15/2007	4,197,375

		TOTAL	42,909,519

		Banking--0.7%
13,900,000		GS Escrow Corp., Sr. Note, 7.125%, 8/1/2005	13,602,957

		Broadcast Radio & TV--3.1%
7,900,000	[3]	ACME Television, LLC, Sr. Disc. Note (Series B), 0/10.875%, 9/30/2004	7,386,500
1,529,600		AMFM, Inc., Deb., 12.625%, 10/31/2006	1,697,856
7,400,000	[3]	Big City Radio, Inc., Sr. Disc. Note, 0/11.25%, 3/15/2005	3,515,000
22,625,000	[3]	Fox/Liberty Networks, LLC, Sr. Disc. Note, 0/9.75%, 8/15/2007	20,871,562
11,525,000		Orion Network Systems, Sr. Note, 11.25%, 1/15/2007	4,321,875
9,400,000		Sinclair Broadcast Group, Inc., Sr. Sub. Note, 8.75%, 12/15/2007	8,413,000
5,625,000		Sinclair Broadcast Group, Inc., Sr. Sub. Note, 9.00%, 7/15/2007	5,090,625
1,425,000		Sinclair Broadcast Group, Inc., Sr. Sub. Note, 10.00%, 9/30/2005	1,375,125
6,750,000		XM Satellite Radio, Inc., Sr. Note, 14.00%, 3/15/2010	4,083,750

		TOTAL	56,755,293

		Building & Development--1.1%
5,850,000		American Builders & Contractors Supply Co., Inc., Sr. Sub. Note, 10.625%, 5/15/2007	5,177,250
8,200,000		Formica Corp., Sr. Sub. Note (Series B), 10.875%, 3/1/2009	5,207,000
3,100,000		Juno Lighting, Inc., Sr. Sub. Note, 11.875%, 7/1/2009	2,867,500
Principal Amount			Value
		CORPORATE BONDS--continued
		Building & Development--continued
$4,225,000		NCI Building System, Inc., Sr. Sub. Note (Series B), 9.25%, 5/1/2009	$4,161,625
2,725,000	[1,2]	WCI Communities, Inc., Sr. Sub. Note, 10.625%, 2/15/2011	2,820,375

		TOTAL	20,233,750

		Business Equipment & Services--1.6%
7,700,000		Buhrmann US, Inc., Sr. Sub. Note, 12.25%, 11/1/2009	8,219,750
323,385		Electronic Retailing Systems International, Inc., Sr. Disc. Note, 8.00%, 8/1/2004	22,637
324,897	[1,2]	Electronic Retailing Systems International, Inc., Sr. Disc. Note, 10.00%, 8/1/2001	123,461
20,700,000		Fisher Scientific International, Inc., Sr. Sub. Note, 9.00%, 2/1/2008	20,596,500
17,900,000	[1,4]	U.S. Office Products Co., Sr. Sub. Note, 9.75%, 6/15/2008	447,500

		TOTAL	29,409,848

		Cable Television--13.4%
91,524	[4]	Australis Media Ltd., Sr. Disc. Note, 15.75%, 5/15/2003	0
5,350,000	[4]	Australis Media Ltd., Unit, 14.00%, 5/15/2003	0
3,000,000		CSC Holdings, Inc., Sr. Note, 7.875%, 12/15/2007	3,032,130
3,850,000		CSC Holdings, Inc., Sr. Sub. Deb., 9.875%, 2/15/2013	4,138,750
11,500,000		CSC Holdings, Inc., Sr. Sub. Note, 9.25%, 11/1/2005	11,960,000
4,175,000		CSC Holdings, Inc., Sr. Sub. Note, 9.875%, 5/15/2006	4,404,625
52,925,000	[3]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/9.92%, 4/1/2011	37,179,812
32,700,000	[3]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/13.50%, 1/15/2011	20,764,500
550,000		Charter Communications Holdings Capital Corp., Sr. Note, 8.625%, 4/1/2009	532,125
3,250,000	[3]	Comcast UK Cable, Deb., 0/11.20%, 11/15/2007	2,941,250
13,275,000	[3]	Diamond Cable Communications PLC, Sr. Disc. Note, 0/10.75%, 2/15/2007	9,558,000
7,675,000	[3]	Diamond Cable Communications PLC, Sr. Disc. Note, 0/11.75%, 12/15/2005	7,137,750
3,750,000	[3]	Diamond Cable Communications PLC, Sr. Disc. Note, 0/13.25%, 9/30/2004	3,693,750
14,275,000		Echostar Broadband Corp., Sr. Note, 10.375%, 10/1/2007	14,631,875
16,000,000		Echostar DBS Corp., Sr. Note, 9.375%, 2/1/2009	16,080,000
11,400,000	[3]	Golden Sky DBS, Inc., Sr. Disc. Note (Series B), 0/13.50%, 3/1/2007	7,524,000
1,000,000		Golden Sky Systems, Sr. Sub. Note, 12.375%, 8/1/2006	985,000
12,625,000	[3]	International Cabletel, Inc., Sr. Defd. Cpn. Note, 0/11.50%, 2/1/2006	11,425,625
6,250,000	[3]	International Cabletel, Inc., Sr. Defd. Note, 0/12.75%, 4/15/2005	6,093,750
4,900,000		Lenfest Communications, Inc., Sr. Sub. Note, 8.25%, 2/15/2008	5,182,240
2,475,000		Lenfest Communications, Inc., Sr. Sub. Note, 10.50%, 6/15/2006	2,866,124
Principal Amount			Value
		CORPORATE BONDS--continued
		Cable Television--continued
$16,075,000	[3]	NTL, Inc., Sr. Defd. Cpn. Note, 0/9.75%, 4/1/2008	$9,645,000
7,775,000	[3]	NTL, Inc., Sr. Defd. Cpn. Note, 0/12.375%, 10/1/2008	4,742,750
2,000,000		NTL, Inc., Sr. Note, 11.50%, 10/1/2008	1,800,000
1,225,000		Pegasus Communications Corp., Sr. Note, 9.625%, 10/15/2005	1,188,250
1,000,000		Pegasus Communications Corp., Sr. Note, 9.75%, 12/1/2006	970,000
4,500,000		Pegasus Media, Sr. Sub. Note, 12.50%, 7/1/2005	4,612,500
2,375,000	[3]	RCN Corp., Sr. Disc. Note, 0/9.80%, 2/15/2008	605,625
400,000	[3]	RCN Corp., Sr. Disc. Note, 0/11.00%, 7/1/2008	102,000
5,625,000	[3]	RCN Corp., Sr. Disc. Note, 0/11.125%, 10/15/2007	1,546,875
6,500,000		Rogers Cablesystems Ltd., Company Guarantee, 11.00%, 12/1/2015	7,377,500
17,200,000	[3]	TeleWest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007	16,899,000
1,825,000		TeleWest PLC, Sr. Note, 11.25%, 11/1/2008	1,797,625
12,900,000	[3]	UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006	6,514,500
19,600,000	[3]	United International Holdings, Inc., Sr. Secd. Disc. Note, 0/10.75%, 2/15/2008	9,114,000
17,900,000	[3]	United Pan-Europe Communications NV, Sr. Disc. Note (Series B), 0/12.50%, 8/1/2009	6,354,500
7,200,000	[3]	United Pan-Europe Communications NV, Sr. Disc. Note (Series B), 0/13.375%, 11/1/2009	2,556,000
1,000,000		United Pan-Europe Communications NV, Sr. Note (Series B), 10.875%, 8/1/2009	675,000

		TOTAL	246,632,431

		Chemicals & Plastics--3.9%
4,350,000		Buckeye Cellulose Corp., Sr. Sub. Note, 9.25%, 9/15/2008	4,350,000
2,100,000		Foamex LP, Sr. Sub. Note, 9.875%, 6/15/2007	1,244,250
6,825,000		Foamex LP, Sr. Sub. Note, 13.50%, 8/15/2005	4,675,125
4,350,000		General Chemical Industrial Products, Inc., Sr. Sub. Note, 10.625%, 5/1/2009	2,283,750
8,150,000	[1,2]	Huntsman Corp., Sr. Sub. Note, 9.50%, 7/1/2007	6,275,500
8,525,000		Huntsman ICI Chemicals LLC, Sr. Sub. Note, 10.125%, 7/1/2009	8,823,375
1,150,000		Lyondell Chemical Co., Sr. Secd. Note (Series A), 9.625%, 5/1/2007	1,184,500
21,650,000		Lyondell Chemical Co., Sr. Sub. Note, 10.875%, 5/1/2009	22,245,375
7,900,000		Polymer Group, Inc., Company Guarantee, 8.75%, 3/1/2008	3,673,500
17,125,000		Polymer Group, Inc., Company Guarantee, 9.00%, 7/1/2007	8,648,125
6,825,000	[3]	Sterling Chemicals Holdings, Inc., Sr. Secured Disc. Note, 0/13.50%, 8/15/2008	648,375
Principal Amount			Value
		CORPORATE BONDS--continued
		Chemicals & Plastics--continued
$500,000		Sterling Chemicals, Inc., Sr. Sub. Note, 11.25%, 4/1/2007	$227,500
2,700,000		Sterling Chemicals, Inc., Sr. Sub. Note, 11.75%, 8/15/2006	1,282,500
6,450,000		Texas Petrochemicals Corp., Sr. Sub. Note, 11.125%, 7/1/2006	5,353,500

		TOTAL	70,915,375

		Clothing & Textiles--0.4%
6,025,000	[1,4]	Dyersburg Corp., Company Guarantee, 9.75%, 9/1/2007	527,188
8,975,000		GFSI, Inc., Sr. Sub. Note, 9.625%, 3/1/2007	6,798,562
7,075,000	[1,4]	Glenoit Corp., Sr. Sub. Note, 11.00%, 4/15/2007	176,875
5,700,000	[1,4]	Pillowtex Corp., Company Guarantee, 9.00%, 12/15/2007	256,500
6,500,000	[1,4]	Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006	292,500

		TOTAL	8,051,625

		Conglomerates--0.4%
11,950,000		Eagle Picher Industries, Inc., Sr. Sub. Note, 9.375%, 3/1/2008	8,066,250

		Consumer Products--5.2%
13,500,000		Albecca, Inc., Company Guarantee, 10.75%, 8/15/2008	13,365,000
2,625,000		American Safety Razor Co., Sr. Note, 9.875%, 8/1/2005	2,579,062
6,550,000		Amscan Holdings, Inc., Sr. Sub. Note, 9.875%, 12/15/2007	4,879,750
2,958,000		Boyds Collection, Ltd., Sr. Sub. Note (Series B), 9.00%, 5/15/2008	2,802,705
9,250,000		Chattem, Inc., Sr. Sub. Note, 8.875%, 4/1/2008	8,001,250
2,375,000	[3]	Diamond Brands, Inc., Sr. Disc. Deb., 0/12.875%, 4/15/2009	201,875
1,400,000		Diamond Brands Operating Corp., Sr. Sub. Note, 10.125%, 4/15/2008	287,000
7,325,000		Jostens, Inc., Unit, 12.75%, 5/1/2010	7,544,750
8,075,000	[1,2]	Levi Strauss & Co., Sr. Note, 11.625%, 1/15/2008	8,276,875
1,800,000		NBTY, Inc., Sr. Sub. Note, 8.625%, 9/15/2007	1,521,000
3,095,000		Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003	3,102,737
21,825,000		Revlon Consumer Products Corp., Sr. Sub. Note, 8.625%, 2/1/2008	11,021,625
5,800,000	[3]	Sealy Mattress Co., Company Guarantee, Sr. Sub. Disc. Note, 0/10.875%, 12/15/2007	5,075,000
4,350,000		Sealy Mattress Co., Sr. Sub. Note, 9.875%, 12/15/2007	4,502,250
4,175,000		Sleepmaster LLC., Sr. Sub. Note (Series B), 11.00%, 5/15/2009	3,715,750
4,375,000		True Temper Sports, Inc., Sr. Sub. Note (Series B), 10.875%, 12/1/2008	4,440,625
9,450,000		United Industries Corp., Sr. Sub. Note, 9.875%, 4/1/2009	6,945,750
7,475,000		Volume Services America, Inc., Sr. Sub. Note, 11.25%, 3/1/2009	6,839,625

		TOTAL	95,102,629

		Container & Glass Products--1.5%
4,800,000		Huntsman Packaging Corp., Unit, 13.00%, 6/1/2010	2,664,000
6,850,000		Owens-Illinois, Inc., Sr. Note, 7.15%, 5/15/2005	5,582,750
Principal Amount			Value
		CORPORATE BONDS--continued
		Container & Glass Products--continued
$3,000,000		Owens-Illinois, Inc., Sr. Note, 7.35%, 5/15/2008	$2,295,000
5,700,000		Owens-Illinois, Inc., Sr. Note, 7.85%, 5/15/2004	4,959,000
6,325,000		Owens-Illinois, Inc., Sr. Note, 8.10%, 5/15/2007	5,020,469
5,350,000	[1,4]	Russell Stanley Holdings, Inc., Sr. Sub. Note, 10.875%, 2/15/2009	829,250
6,925,000		Tekni-Plex, Inc., Sr. Sub. Note, 12.75%, 6/15/2010	6,336,375

		TOTAL	27,686,844

		Ecological Services & Equipment--3.4%
28,800,000		Allied Waste North America, Inc., Company Guarantee, 7.875%, 1/1/2009	28,224,000
3,750,000	[1,2]	Allied Waste North America, Inc., Sr. Secd. Note, 8.875%, 4/1/2008	3,871,875
30,425,000		Allied Waste North America, Inc., Sr. Sub. Note, 10.00%, 8/1/2009	31,261,687

		TOTAL	63,357,562

		Electronics--1.5%
2,625,000		Fairchild Semiconductor Corp., Sr. Sub. Note, 10.375%, 10/1/2007	2,559,375
4,800,000		Fairchild Semiconductor Corp., Sr. Sub. Note, 10.50%, 2/1/2009	4,656,000
3,608,000		SCG Holding Corp. / Semiconductor Components Industries, LCC, Company Guarantee, 12.00%, 8/1/2009	2,796,200
21,250,000		Telecommunications Techniques Co., LLC, Sr. Sub. Note, 9.75%, 5/15/2008	17,531,250

		TOTAL	27,542,825

		Farming & Agriculture--0.2%
4,250,000		Royster-Clark, Inc., 1st Mtg. Note, 10.25%, 4/1/2009	3,421,250

		Food & Drug Retailers--0.5%
4,750,000		Community Distributors, Inc., Sr. Note, 10.25%, 10/15/2004	3,586,250
6,350,000	[3]	Del Monte Foods Co., Sr. Disc. Note, 0/12.50%, 12/15/2007	5,556,250
9,525,000	[4]	Jitney-Jungle Stores of America, Inc., Sr. Sub. Note, 10.375%, 9/15/2007	0

		TOTAL	9,142,500

		Food Products--1.2%
12,900,000		Agrilink Foods, Inc., Company Guarantee, 11.875%, 11/1/2008	10,771,500
7,025,000		Eagle Family Foods, Inc. Company Guarantee, 8.75%, 1/15/2008	4,215,000
6,350,000	[1,2]	Michael Foods, Inc., Sr. Sub. Note, 11.75%, 4/1/2011	6,477,000

		TOTAL	21,463,500

		Food Services--0.9%
5,200,000		Advantica Restaurant Group, Sr. Note, 11.25%, 1/15/2008	3,302,000
8,400,000		Carrols Corp., Sr. Sub. Note, 9.50%, 12/1/2008	7,182,000
5,725,000		Domino's, Inc., Company Guarantee, 10.375%, 1/15/2009	5,810,875
4,965,000	[3,4]	Nebco Evans Holding Co., Sr. Disc. Note, 0/12.375%, 7/15/2007	0

		TOTAL	16,294,875

Principal Amount			Value
		CORPORATE BONDS--continued
		Forest Products--0.7%
$4,250,000		Container Corp. of America, Sr. Note, 11.25%, 5/1/2004	$4,281,875
6,000,000	[1,2]	Stone Container Corp., Sr. Note, 9.75%, 2/1/2011	6,060,000
2,900,000		Stone Container Corp., Sr. Note, 12.58%, 8/1/2016	3,059,500

		TOTAL	13,401,375

		Health Care--5.1%
10,225,000		CONMED Corp., Sr. Sub. Note, 9.00%, 3/15/2008	9,662,625
1,800,000		Columbia/HCA Healthcare Corp., Sr. Note, 6.91%, 6/15/2005	1,783,656
700,000	[4]	Genesis Health Ventures, Inc., Sr. Sub. Note, 9.25%, 10/1/2006	108,500
5,725,000		HCA - The Healthcare Corp., Note, 8.75%, 9/1/2010	6,111,437
4,650,000		HCA - The Healthcare Corp., Sr. Note, 7.875%, 2/1/2011	4,657,998
5,475,000		Hanger Orthopedic Group, Inc., Sr. Sub. Note, 11.25%, 6/15/2009	2,107,875
7,240,000		Hudson Respiratory Care, Inc., Sr. Sub. Note, 9.125%, 4/15/2008	5,104,200
13,950,000		Kinetic Concepts, Inc., Company Guarantee, 9.625%, 11/1/2007	13,322,250
2,000,000		Tenet Healthcare Corp., Sr. Note, 7.625%, 6/1/2008	2,020,000
12,625,000		Tenet Healthcare Corp., Sr. Note, 8.00%, 1/15/2005	12,972,188
9,275,000		Tenet Healthcare Corp., Sr. Note, 9.25%, 9/1/2010	10,295,250
11,950,000		Tenet Healthcare Corp., Sr. Sub. Note, 8.125%, 12/1/2008	12,308,500
13,300,000		Tenet Healthcare Corp., Sr. Sub. Note, 8.625%, 1/15/2007	13,832,000

		TOTAL	94,286,479

		Hotels, Motels, Inns & Casinos--3.2%
4,800,000		Courtyard by Marriott II LP, Sr. Note, 10.75%, 2/1/2008	4,932,000
14,250,000		Florida Panthers Holdings, Inc., Company Guarantee, 9.875%, 4/15/2009	14,321,250
1,000,000		HMH Properties, Inc., Sr. Note (Series A), 7.875%, 8/1/2005	980,000
19,625,000		HMH Properties, Inc., Sr. Note (Series B), 7.875%, 8/1/2008	18,938,125
10,250,000		HMH Properties, Inc., Sr. Note (Series C), 8.45%, 12/1/2008	10,096,250
2,375,000	[1,2]	MeriStar Hospitality Corp., Sr. Note, 9.00%, 1/15/2008	2,422,500
6,375,000	[1,2]	MeriStar Hospitality Corp., Sr. Note, 9.125%, 1/15/2011	6,534,375

		TOTAL	58,224,500

		Industrial Products & Equipment--4.1%
4,845,000		Amphenol Corp., Sr. Sub. Note, 9.875%, 5/15/2007	5,111,475
1,500,000		Blount, Inc., Sr. Note, 7.00%, 6/15/2005	1,125,000
4,325,000		Blount, Inc., Sr. Sub. Note, 13.00%, 8/1/2009	2,562,562
6,650,000		Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005	6,650,000
6,895,000		Continental Global Group, Inc., Sr. Note, 11.00%, 4/1/2007	2,930,375
10,510,000		Euramax International PLC, Sr. Sub. Note, 11.25%, 10/1/2006	6,778,950
5,375,000		Hexcel Corporation, Sr. Sub. Note, 9.75%, 1/15/2009	5,186,875
1,000,000		Hexcel Corporation, Sub. Conv. Note, 7.00%, 8/1/2003	945,000
Principal Amount			Value
		CORPORATE BONDS--continued
		Industrial Products & Equipment--continued
$7,825,000		ISG Resources, Inc., Sr. Sub. Note, 10.00%, 4/15/2008	$4,890,625
3,350,000		International Utility Structures, Inc., Sr. Sub. Note, 10.75%, 2/1/2008	1,859,250
11,325,000		MMI Products, Inc., Sr. Sub. Note, 11.25%, 4/15/2007	11,296,687
10,650,000		Neenah Corp., Sr. Sub. Note (Series B), 11.125%, 5/1/2007	5,165,250
3,000,000		Neenah Corp., Sr. Sub. Note (Series F), 11.125%, 5/1/2007	1,455,000
6,375,000		Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003	5,769,375
15,000,000		WESCO Distribution, Inc., Sr. Sub. Note, 9.125%, 6/1/2008	14,325,000

		TOTAL	76,051,424

		Leisure & Entertainment--2.1%
2,450,000	[1,4]	AMF Bowling Worldwide, Company Guarantee (Series B), 10.875%, 3/15/2006	306,250
10,502,000	[1,3,4]	AMF Bowling Worldwide, Sr. Disc. Note (Series B), 0/12.25%, 3/15/2006	1,312,750
18,625,000	[3]	Premier Parks, Inc., Sr. Disc. Note, 0/10.00%, 4/1/2008	14,853,438
2,650,000		Premier Parks, Inc., Sr. Note, 9.25%, 4/1/2006	2,683,125
16,950,000		Premier Parks, Inc., Sr. Note, 9.75%, 6/15/2007	17,585,625
18,950,000	[4]	Regal Cinemas, Inc., Sr. Sub. Note, 9.50%, 6/1/2008	2,274,000

		TOTAL	39,015,188

		Machinery & Equipment--2.2%
8,375,000	[1,4]	Clark Material Handling Corp., Company Guarantee, 10.75%, 11/15/2006	209,375
7,300,000		Columbus McKinnon Corp., Sr. Sub. Note, 8.50%, 4/1/2008	6,168,500
8,200,000		Fairchild Corp., Sr. Sub. Note, 10.75%, 4/15/2009	6,683,000
7,700,000		NationsRent, Inc., Company Guarantee, 10.375%, 12/15/2008	2,194,500
3,525,000		Simonds Industries, Inc., Company Guarantee10.25%, 7/1/2008	2,485,125
13,200,000		United Rentals, Inc., Company Guarantee, 9.25%, 1/15/2009	11,682,000
9,850,000		United Rentals, Inc., Company Guarantee (Series B), 9.00%, 4/1/2009	8,766,500
5,125,000		WEC Co., Sr. Note, 12.00%, 7/15/2009	1,921,875

		TOTAL	40,110,875

		Metals & Mining--0.3%
8,625,000	[1,4]	AEI Holding Co., Inc., Sr. Note, 10.50%, 12/15/2005	3,320,625
11,475,000	[1,4]	AEI Resources, Inc., Sr. Sub. Note, 11.50%, 12/15/2006	860,625
1,950,000		Murrin Murrin Holdings Pty Ltd., Sr. Secd. Note, 9.375%, 8/31/2007	1,560,000

		TOTAL	5,741,250

		Oil & Gas--3.0%
3,700,000	[1,2]	BRL Universal Equipment, Sr. Secd. Note, 8.875%, 2/15/2008	3,838,750
1,975,000		Comstock Resources, Inc., Sr. Note, 11.25%, 5/1/2007	2,083,625
10,250,000		Continental Resources, Inc., Sr. Sub. Note, 10.25%, 8/1/2008	8,968,750
Principal Amount			Value
		CORPORATE BONDS--continued
		Oil & Gas--continued
$3,275,000		Grey Wolf, Inc., Sr. Note, 8.875%, 7/1/2007	$3,324,125
2,975,000		Forest Oil Corp., Sr. Sub. Note, 10.50%, 1/15/2006	3,198,125
7,150,000		Pogo Producing Co., Sr. Sub. Note, 10.375%, 2/15/2009	7,686,250
2,725,000		Pride Petroleum Services, Inc., Sr. Note, 9.375%, 5/1/2007	2,874,875
7,125,000		R&B Falcon Corp., Sr. Note, 12.25%, 3/15/2006	9,177,855
2,500,000		RBF Finance Co., Company Guarantee, 11.00%, 3/15/2006	3,095,300
5,025,000		RBF Finance Co., Company Guarantee, 11.375%, 3/15/2009	6,086,531
4,500,000		Triton Energy Ltd., Sr. Note, 8.875%, 10/1/2007	4,691,250

		TOTAL	55,025,436

		Printing & Publishing--1.3%
5,450,000	[1,2]	Advanstar Communications, Sr. Sub. Note, 12.00%, 2/15/2011	5,586,250
3,475,000	[1,2,3]	Advanstar, Inc., Unit, 0/15.00%, 10/15/2011	1,763,563
4,225,000		Garden State Newspapers, Inc., Sr. Sub. Note, 8.75%, 10/1/2009	4,119,375
1,175,000		Hollinger International Publishing, Inc., Sr. Sub. Note, 9.25%, 2/1/2006	1,216,125
2,900,000		Hollinger International Publishing, Inc., Sr. Sub. Note, 9.25%, 3/15/2007	3,001,500
4,800,000		Primedia, Inc., Sr. Note, 7.625%, 4/1/2008	4,704,000
4,250,000		Ziff Davis Media, Inc., Sr. Sub. Note, 12.00%, 7/15/2010	3,485,000

		TOTAL	23,875,813

		Real Estate--0.2%
4,371,000		Trizec Finance Ltd., Sr. Note, 10.875%, 10/15/2005	4,458,420

		Retailers--0.3%
5,450,000		K Mart Corp., Sr. Note, 9.375%, 2/1/2006	5,470,438

		Services--2.6%
9,625,000	[1,2]	American Tower Systems Corp., Sr. Note, 9.375%, 2/1/2009	9,264,063
23,450,000	[3]	Crown Castle International Corp., Sr. Disc. Note, 0/10.375%, 5/15/2011	16,415,000
10,350,000	[3]	Crown Castle International Corp., Sr. Disc. Note, 0/11.25%, 8/1/2011	7,141,500
1,775,000		Crown Castle International Corp., Sr. Note, 10.75%, 8/1/2011	1,837,125
3,525,000		Orius Capital Corp., Sr. Sub. Note, 12.75%, 2/1/2010	2,308,875
5,150,000		SITEL Corp., Sr. Sub. Note, 9.25%, 3/15/2006	4,403,250
9,050,000	[3]	SpectraSite Holdings, Inc., Sr. Disc. Note, 0/12.875%, 3/15/2010	3,936,750
3,050,000		URS Corp., Sr. Sub. Note (Series B), 12.25%, 5/1/2009	3,095,750

		TOTAL	48,402,313

		Steel--0.5%
6,075,000		Metals USA, Inc., Company Guarantee, 8.625%, 2/15/2008	4,343,625
6,200,000		Republic Technologies International, Inc., 13.75%, 7/15/2009	744,000
4,700,000		Ryerson Tull, Inc., Note, 9.125%, 7/15/2006	4,065,500

		TOTAL	9,153,125

Principal Amount			Value
		CORPORATE BONDS--continued
		Surface Transportation--1.8%
$7,175,000		Allied Holdings, Inc., Company Guarantee, 8.625%, 10/1/2007	$4,699,625
6,975,000	[1,4]	AmeriTruck Distribution Corp., Sr. Sub. Note, (Series B), 12.25%, 11/15/2005	0
7,200,000		Gearbulk Holding Ltd., Sr. Note, 11.25%, 12/1/2004	7,236,000
4,400,000	[1,4]	Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	242,000
4,875,000		Railworks Corp., Company Guarantee, 11.50%, 4/15/2009	1,925,625
6,450,000		Stena AB, Sr. Note, 8.75%, 6/15/2007	5,837,250
13,900,000		Stena AB, Sr. Note, 10.50%, 12/15/2005	13,691,500

		TOTAL	33,632,000

		Telecommunications & Cellular--19.2%
2,500,000	[1,2]	AT&T Wireless Services, Inc., Sr. Note, 7.875%, 3/1/2011	2,518,725
14,000,000	[3]	AirGate PCS, Inc., Sr. Sub. Disc. Note, 0/13.50%, 10/1/2009	8,260,000
2,900,000	[1,2]	Alamosa (Delaware) Inc., Sr. Note, 12.50%, 2/1/2011	2,900,000
20,425,000	[1,2,3]	Alamosa PCS Holdings, Inc., Company Guarantee, 0/12.875%, 2/15/2010	10,825,250
5,375,000		Asia Global Crossing, Ltd., Sr. Note, 13.375%, 10/15/2010	5,348,125
18,725,000	[3]	Call-Net Enterprises, Inc., Sr. Disc. Note, 0/8.94%, 8/15/2008	4,025,875
12,375,000	[3]	Call-Net Enterprises, Inc., Sr. Disc. Note, 0/9.27%, 8/15/2007	3,526,875
12,375,000	[3]	Call-Net Enterprises, Inc., Sr. Disc. Note, 0/10.80%, 5/15/2009	2,691,563
12,150,000	[3]	Dolphin Telecom PLC, Sr. Disc. Note, 0/14.00%, 5/15/2009	1,245,375
1,500,000		Global Crossing Holdings Ltd., Sr. Note, 9.125%, 11/15/2006	1,432,500
32,600,000		Global Crossing Holdings Ltd., Sr. Note, 9.50%, 11/15/2009	30,970,000
3,300,000	[3]	Intermedia Communications, Inc., Sr. Disc. Note, 0/11.25%, 7/15/2007	2,887,500
10,425,000	[3]	Intermedia Communications, Inc., Sr. Disc. Note, 0/12.50%, 5/15/2006	10,581,375
12,650,000	[3]	Intermedia Communications, Inc., Sr. Disc. Note (Series B), 0/12.25%, 3/1/2009	9,171,250
5,950,000		Intermedia Communications, Inc., Sr. Note, 8.60%, 6/1/2008	5,860,750
4,500,000		Intermedia Communications, Inc., Sr. Note, 8.875%, 11/1/2007	4,432,500
40,225,000	[3]	Level 3 Communications, Inc., Sr. Disc. Note, 0/10.50%, 12/1/2008	19,509,125
33,450,000		Level 3 Communications, Inc., Sr. Note, 9.125%, 5/1/2008	24,084,000
16,375,000	[3]	McLeodUSA, Inc., Sr. Disc. Note, 0/10.50%, 3/1/2007	13,591,250
2,725,000		McLeodUSA, Inc., Sr. Note, 8.125%, 2/15/2009	2,329,875
3,000,000		McLeodUSA, Inc., Sr. Note, 8.375%, 3/15/2008	2,580,000
4,725,000		McLeodUSA, Inc., Sr. Note, 9.25%, 7/15/2007	4,276,125
5,850,000		McLeodUSA, Inc., Sr. Note, 9.50%, 11/1/2008	5,294,250
9,875,000		Metromedia Fiber Network, Inc., Sr. Note, 10.00%, 12/15/2009	8,146,875
17,275,000	[3]	Millicom International Cellular S.A., Sr. Disc. Note, 0/13.50%, 6/1/2006	15,115,625
36,300,000	[3]	NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.95%, 2/15/2008	24,774,750
13,950,000	[3]	NEXTEL Communications, Inc., Sr. Disc. Note, 0/10.65%, 9/15/2007	10,532,250
9,025,000		NEXTEL Communications, Inc., Sr. Note, 9.375%, 11/15/2009	7,671,250
Principal Amount			Value
		CORPORATE BONDS--continued
		Telecommunications & Cellular--continued
$6,750,000	[3]	Nextel International, Inc., Sr. Disc. Note, 0/12.125%, 4/15/2008	$3,408,750
4,355,000	[3]	Nextel Partners, Inc., Sr. Disc. Note, 0/14.00%, 2/1/2009	2,721,875
7,950,000	[3]	NEXTLINK Communications, Inc., Sr. Disc. Note, 0/9.45%, 4/15/2008	2,981,250
14,150,000	[3]	NEXTLINK Communications, Inc., Sr. Disc. Note, 0/12.125%, 12/1/2009	4,598,750
28,800,000	[3]	NEXTLINK Communications, Inc., Sr. Disc. Note, 0/12.25%, 6/1/2009	10,224,000
15,150,000		NEXTLINK Communications, Inc., Sr. Note, 10.75%, 6/1/2009	9,544,500
12,025,000		PsiNet, Inc., Sr. Note, 10.00%, 2/15/2005	1,142,375
6,475,000		PsiNet, Inc., Sr. Note, 11.00%, 8/1/2009	615,125
4,750,000		PsiNet, Inc., Sr. Note, 11.50%, 11/1/2008	451,250
5,600,000		Rhythms NetConnections, Inc., Sr. Note, 14.00%, 2/15/2010	476,000
11,050,000		Rogers Cantel Mobile, Inc., Sr. Sub. Note, 8.80%, 10/1/2007	11,326,250
7,625,000	[3]	Telesystem International Wireless, Inc., Sr. Disc. Note, 0/10.50%, 11/1/2007	1,334,375
15,000,000	[3]	Telesystem International Wireless, Inc., Sr. Disc. Note, 0/13.25%, 6/30/2007	2,625,000
13,775,000	[3]	Teligent AB, Sr. Disc. Note, 0/11.50%, 3/1/2008	344,375
7,700,000		Teligent AB, Sr. Note, 11.50%, 12/1/2007	346,500
5,950,000	[3]	Tritel PCs, Inc., Sr. Sub. Disc. Note, 0/12.75%, 5/15/2009	3,986,500
4,300,000	[1,2]	Tritel PCs, Inc., Sr. Sub. Note, 10.375%, 1/15/2011	4,106,500
17,450,000	[3]	Triton PCs, Inc., Sr. Disc. Note, 0/11.00%, 5/1/2008	13,611,000
4,200,000	[1,2]	Triton PCs, Inc., Sr. Sub. Note, 9.375%, 2/1/2011	4,053,000
2,825,000		USA Mobile Communications, Inc., Sr. Note, 9.50%, 2/1/2004	1,002,875
4,050,000		Viatel, Inc., Sr. Note, 11.50%, 3/15/2009	668,250
9,875,000	[3]	Viatel, Inc., Unit, 0/12.50%, 4/15/2008	1,234,375
4,975,000		Viatel, Inc., Unit, 11.25%, 4/15/2008	820,875
26,725,000	[3]	VoiceStream Wireless Corp., Sr. Disc. Note, 0/11.875%, 11/15/2009	21,246,375
2,875,000		VoiceStream Wireless Corp., Sr. Note, 10.375%, 11/15/2009	3,176,875
19,564,000	[3]	WinStar Communications, Inc., Sr. Sub. Defd. Deb., 0/14.75%, 4/15/2010	3,228,060
1,860,000		WinStar Communications, Inc., Sr. Sub. Defd. Deb., 12.75%, 4/15/2010	697,500

		TOTAL	354,555,598

		Utilities--2.4%
1,050,000	[1,2]	AES Drax Energy Ltd., Sr. Secd. Note, 11.50%, 8/30/2010	1,155,000
3,500,000		CMS Energy Corp., Sr. Note, 7.50%, 1/15/2009	3,324,195
3,800,000		CMS Energy Corp., Sr. Note, 8.50%, 4/15/2011	3,798,252
7,400,000		Caithness Coso Funding Corp., Sr. Secd. Note, 9.05%, 12/15/2009	6,771,000
Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Utilities--continued
$17,850,000		Calpine Corp., Sr. Note, 8.50%, 2/15/2011	$18,251,625
7,975,000		El Paso Electric Co., 1st Mtg. Note, 9.40%, 5/1/2011	8,777,445
2,100,000	[3]	Niagara Mohawk Power Corp., Sr. Disc. Note (Series H), 0/8.50%, 7/1/2010	1,815,723

		TOTAL	43,893,240

		TOTAL CORPORATE BONDS (IDENTIFIED COST $2,147,354,107)	1,677,643,257

		COMMON STOCKS--0.2%
3,184	[4]	Australis Holdings Property Ltd., Warrants	0
2,400	[1,2,4]	Bar Technologies, Inc., Warrants	24
136	[1,2,4]	CS Wireless Systems, Inc.	19
4,850	[1,2,4]	Electronic Retailing Systems International, Inc., Warrants	4,850
6,825	[4]	Jostens, Inc., Warrants	138,206
353	[4]	MAFCO Acquisition, Warrants	0
7,500	[4]	Medianews Group, Inc.	862,500
4,900	[4]	Metricom, Inc., Warrants	1,837
1,750	[4]	Motels of America, Inc.	0
4,800	[4]	Pliant Corp., Warrants	39,000
4,425	[1,2,4]	R&B Falcon Corp., Warrants	1,782,611
6,200	[4]	Republic Technologies International, Inc., Warrants	62
237,797	[1,4]	Royal Oak Mines, Inc.	785
6,325	[4]	Sterling Chemicals Holdings, Inc., Warrants	9,487
46	[4]	Sullivan Graphics, Inc.	0
14,150	[4]	UIH Australia/Pacific, Warrants	31,837
6,750	[4]	XM Satellite Radio, Inc., Warrants	21,937

		TOTAL COMMON STOCKS (IDENTIFIED COST $4,353,078)	2,893,155

		PREFERRED STOCKS--3.2%
		Banking--0.2%
120,000		California Federal Preferred Capital Corp., REIT Perpetual Pfd. Stock (Series A), $2.28	3,000,000

		Broadcast Radio & TV--0.7%
5,350		Benedek Communications Corp., Sr. Exchangeable PIK	1,631,750
138,025		Sinclair Broadcast Group, Inc., Cumulative Pfd., $11.63	11,939,163

		TOTAL	13,570,913

		Business Equipment & Services--0.0%
2,538	[1,2]	Electronic Retailing Systems International, Inc., Conv. Pfd.	25

Shares			Value
		PREFERRED STOCKS--continued
		Cable Television--0.6%
11,842		Pegasus Communications Corp., Cumulative PIK Pfd. (Series A), 12.75%	$11,634,765

		Food Services--0.0%
54,676	[4]	Nebco Evans Holding Co., Sr. Exchangeable PIK	0

		Health Care--0.1%
22,801		River Holding Corp., Sr. Exchangeable PIK	1,379,461

		Industrial Products & Equipment--0.0%
209	[1,2]	International Utility Structures, Inc., Unit	84,072
475	[1,2]	International Utility Structures, Inc., Unit, $13.00	191,188

		TOTAL	275,260

		Printing & Publishing--1.0%
13,675		Primedia, Inc., Cumulative Pfd. (Series D), $10.00	1,223,913
128,025		Primedia, Inc., Exchangeable Pfd. Stock (Series H), $2.16	10,434,038
72,500		Primedia, Inc., Pfd., $9.20	6,271,250

		TOTAL	17,929,201

		Telecommunications & Cellular--0.6%
2,629		Broadwing Communications, Cumulative Pfd. (Series B)	2,688,153
5,109		NEXTEL Communications, Inc., Cumulative PIK Pfd. (Series D), 13.00%	4,368,195
4,416		NEXTEL Communications, Inc., Exchangeable Pfd. Stock (Series E)	3,267,840

		TOTAL	10,324,188

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $75,581,174)	58,113,813

		MUTUAL FUND--3.4%
63,527,163		Prime Value Obligations Fund (IS Shares) (at net asset value)	63,527,163

		TOTAL INVESTMENTS (IDENTIFIED COST $2,290,815,522)[5]	$1,802,177,388

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At March 31, 2001, these securities amounted to $99,718,074 which represents 5.4% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $90,935,851 which represents 4.9% of net assets.

2 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Directors.

3 Denotes a zero coupon bond with effective rate at time of purchase.

4 Non-income producing security.

5 The cost of investments for federal tax purposes amounts to $2,290,830,966. The net unrealized depreciation of investments on a federal tax basis amounts to $488,653,578 which is comprised of $31,071,923 appreciation and $519,725,501 depreciation at March 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($1,842,734,077) at March 31, 2001.

The following acronyms are used throughout this portfolio:

PIK	--Payment in Kind
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

March 31, 2001

Assets:
Total investments in securities, at value (identified cost $2,290,815,522)		$1,802,177,388
Income receivable		43,011,067
Receivable for investments sold		7,114,306
Receivable for shares sold		7,223,362

TOTAL ASSETS		$1,859,526,123

Liabilities:
Payable for investments purchased	$12,231,742
Payable for shares redeemed	3,193,437
Accrued expenses	1,366,867

TOTAL LIABILITIES		16,792,046

Net assets for 213,415,060 shares outstanding		$1,842,734,077

Net Assets Consist of:
Paid in capital		$2,452,494,950
Net unrealized depreciation of investments		(488,638,134)
Accumulated net realized loss on investments		(118,334,615)
Distributions in excess of net investment income		(2,788,124)

TOTAL NET ASSETS		$1,842,734,077

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($666,546,260 ÷ 77,164,494 shares outstanding)		$8.64

Offering price per share (100/95.50 of $8.64)[1]		$9.05

Redemption proceeds per share		$8.64

Class B Shares:
Net asset value per share ($977,316,934 ÷ 113,216,319 shares outstanding)		$8.63

Offering price per share		$8.63

Redemption proceeds per share (94.50/100 of $8.63)[1]		$8.16

Class C Shares:
Net asset value per share ($198,870,883 ÷ 23,034,247 shares outstanding)		$8.63

Offering price per share		$8.63

Redemption proceeds per share (99.00/100 of $8.63)[1]		$8.54

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended March 31, 2001

Investment Income:
Dividends		$8,262,553
Interest		214,175,853

TOTAL INCOME		222,438,406

Expenses:
Investment adviser fee	$14,412,688
Administrative personnel and services fee	1,447,034
Custodian fees	143,456
Transfer and dividend disbursing agent fees and expenses	2,370,337
Directors'/Trustees' fees	27,488
Auditing fees	17,880
Legal fees	9,692
Portfolio accounting fees	159,334
Distribution services fee--Class B Shares	7,681,500
Distribution services fee--Class C Shares	1,519,842
Shareholder services fee--Class A Shares	1,737,115
Shareholder services fee--Class B Shares	2,560,500
Shareholder services fee--Class C Shares	506,614
Share registration costs	90,653
Printing and postage	277,640
Insurance premiums	5,097
Taxes	89,957
Miscellaneous	29,940

TOTAL EXPENSES	33,086,767

Expense Reduction:
Reimbursement of investment adviser fee	(3,914)

Net expenses		33,082,853

Net investment income		189,355,553

Realized and Unrealized Loss on Investments:
Net realized loss on investments		(75,913,213)
Net change in unrealized depreciation of investments		(164,292,984)

Net realized and unrealized loss on investments		(240,206,197)

Change in net assets resulting from operations		$(50,850,644)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$189,355,553	$206,334,525
Net realized loss on investments	(75,913,213)	(32,954,277)
Net change in unrealized depreciation of investments	(164,292,984)	(291,266,891)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(50,850,644)	(117,886,643)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(73,889,705)	(77,804,443)
Class B Shares	(101,033,070)	(105,331,838)
Class C Shares	(19,973,051)	(21,139,465)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(194,895,826)	(204,275,746)

Share Transactions:
Proceeds from sale of shares	654,545,685	864,174,256
Net asset value of shares issued to shareholders in payment of distributions declared	107,698,458	110,427,058
Cost of shares redeemed	(706,435,267)	(920,271,233)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	55,808,876	54,330,081

Change in net assets	(189,937,594)	(267,832,308)

Net Assets:
Beginning of period	2,032,671,671	2,300,503,979

End of period (including undistributed net investment income of $0 and $4,098,827, respectively)	$1,842,734,077	$2,032,671,671

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2001	2000 [1]	1999	1998	1997
Net Asset Value, Beginning of Period	$9.82	$11.30	$12.10	$11.31	$11.08
Income From Investment Operations:
Net investment income	0.96	0.99	1.01	1.00	1.04
Net realized and unrealized gain (loss) on investments	(1.15)	(1.48)	(0.81)	0.79	0.22

TOTAL FROM INVESTMENT OPERATIONS	(0.19)	(0.49)	0.20	1.79	1.26

Less Distributions:
Distributions from net investment income	(0.99)	(0.99)	(1.00)	(1.00)	(1.03)

Net Asset Value, End of Period	$8.64	$ 9.82	$11.30	$12.10	$11.31

Total Return[2]	(2.19%)	(4.65%)	1.94%	16.48%	11.88%

Ratios to Average Net Assets:

Expenses	1.24%	1.23%	1.19%	1.21%	1.21%

Net investment income	10.33%	9.35%	8.79%	8.46%	9.19%

Expense waiver/reimbursement[3]	0.00%[4]	--	--	0.01%	0.03%

Supplemental Data:

Net assets, end of period (000 omitted)	$666,546	$722,375	$829,982	$748,294	$599,736

Portfolio turnover	24%	26%	28%	58%	55%

1 Beginning with the year ended March 31, 2000, the fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2001	2000 [1]	1999	1998	1997
Net Asset Value, Beginning of Period	$9.81	$11.29	$12.09	$11.31	$11.08
Income From Investment Operations:
Net investment income	0.89	0.91	0.92	0.91	0.96
Net realized and unrealized gain (loss) on investments	(1.15)	(1.48)	(0.80)	0.78	0.21

TOTAL FROM INVESTMENT OPERATIONS	(0.26)	(0.57)	(0.12)	1.69	1.17

Less Distributions:
Distributions from net investment income	(0.92)	(0.91)	(0.92)	(0.91)	(0.94)

Net Asset Value, End of Period	$8.63	$ 9.81	$11.29	$12.09	$11.31

Total Return[2]	(2.93%)	(5.37%)	1.18%	15.52%	10.99%

Ratios to Average Net Assets:

Expenses	1.99%	1.98%	1.94%	1.97%	1.99%

Net investment income	9.58%	8.60%	8.05%	7.76%	8.39%

Expense waiver/reimbursement[3]	0.00%[4]	--	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$977,317	$1,091,630	$1,239,882	$980,125	$513,169

Portfolio turnover	24%	26%	28%	58%	55%

1 Beginning with the year ended March 31, 2000, the fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2001	2000 [1]	1999	1998	1997
Net Asset Value, Beginning of Period	$9.81	$11.30	$12.09	$11.31	$11.08
Income From Investment Operations:
Net investment income	0.89	0.92	0.92	0.91	0.95
Net realized and unrealized gain (loss) on investments	(1.15)	(1.50)	(0.79)	0.78	0.22

TOTAL FROM INVESTMENT OPERATIONS	(0.26)	(0.58)	0.13	1.69	1.17

Less Distributions:
Distributions from net investment income	(0.92)	(0.91)	(0.92)	(0.91)	(0.94)

Net Asset Value, End of Period	$8.63	$ 9.81	$11.30	$12.09	$11.31

Total Return[2]	(2.93%)	(5.46%)	1.26%	15.51%	11.00%

Ratios to Average Net Assets:

Expenses	1.99%	1.98%	1.94%	1.97%	1.99%

Net investment income	9.58%	8.61%	8.05%	7.74%	8.38%

Expense waiver/reimbursement[3]	0.00%[4]	--	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$198,871	$218,667	$230,640	$190,480	$105,095

Portfolio turnover	24%	26%	28%	58%	55%

1 Beginning with the year ended March 31, 2000, the fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

March 31, 2001

ORGANIZATION

Federated High Income Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed corporate bonds, other fixed income and asset backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Investments in other open-end regulated investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing long-term premiums and discounts on debt securities effective April 1, 2001. Prior to this date, the Fund did not amortize long-term premiums or discounts on debt securities. The cumulative effect, although not yet fully determined, will have no impact on the total net assets of the Fund.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to equalization and expired capital loss carryforwards. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(10,481,130)	$11,827,808	$(1,346,678)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At March 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $62,666,698 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 7,781,576

2009	$54,885,122

Additionally, net capital losses of $54,424,122 attributable to security transactions incurred after October 31, 2000, are treated as arising on April 1, 2001, the first day of the Fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at March 31, 2001 is as follows:

Security	Acquisition Date	Acquisition Cost
AEI Holding Co., Inc., Sr. Note	12/15/1998 - 1/14/1999	$ 8,552,113

AEI Resources, Inc., Sr. Sub. Note	12/7/1998 - 4/8/1999	11,470,000

AmeriTruck Distribution Corp., Sr. Sub. Note	1/10/1995 - 10/22/1997	7,036,028

AMF Bowling Worldwide, Company Guarantee	3/7/1996	2,450,000

AMF Bowling Worldwide, Sr. Disc. Note	3/7/1996 - 5/28/1998	6,888,273

Clark Material Handling Corp., Company Guarantee	11/22/1996 - 3/20/1997	8,656,627

Dyersburg Corp., Company Guarantee	8/20/1997 - 10/20/1997	6,265,253

Glenoit Corp., Sr. Sub. Note	3/26/1998 - 8/19/1997	7,309,047

Holt Group, Inc., Company Guarantee	1/14/1998 - 2/9/1998	4,463,000

Pillowtex Corp., Company Guarantee	12/15/1997 - 9/1/1998	5,768,500

Pillowtex Corp., Sr. Sub. Note	11/6/1996 - 12/3/1997	6,744,313

Royal Oak Mines, Inc.	2/24/1999	26,419

Russell Stanley Holdings, Inc., Sr. Sub. Note	2/5/1999 - 7/9/1999	5,306,668

U.S. Office Products Co., Sr. Sub. Note	6/5/1998 -- 1/25/00	15,775,690

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At March 31, 2001, par value shares ($0.01 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	4,000,000,000
Class B Shares	2,000,000,000
Class C Shares	4,000,000,000
TOTAL	10,000,000,000

Transactions in capital stock were as follows:

Year Ended March 31	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	30,409,368	$279,061,802	34,540,871	$368,692,535
Shares issued to shareholders in payment of distributions declared	4,906,789	45,489,660	4,332,769	45,967,063
Shares redeemed	(31,745,810)	(292,158,247)	(38,729,565)	(405,913,862)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	3,570,347	$32,393,215	144,075	$8,745,736

Year Ended March 31	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	31,657,360	$292,277,388	35,181,413	$377,867,454
Shares issued to shareholders in payment of distributions declared	5,388,956	50,018,533	4,859,838	51,656,339
Shares redeemed	(35,106,851)	(325,559,532)	(38,549,362)	(406,490,629)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	1,939,465	$16,736,389	1,491,889	$23,033,164

Year Ended March 31	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	9,013,778	$83,206,495	10,915,826	$117,614,267
Shares issued to shareholders in payment of distributions declared	1,313,040	12,190,265	1,210,894	12,803,656
Shares redeemed	(9,581,298)	(88,717,488)	(10,254,521)	(107,866,742)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	745,520	$6,679,272	1,872,199	$22,551,181

NET CHANGE RESULTING FROM SHARE TRANSACTION	6,255,332	$55,808,876	3,508,163	$54,330,081

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions

During the six months ended March 31, 2001, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sales transactions complied with Rule 17a-7 under the Act and amounted to $530,067,933 and $464,362,952, respectively.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended March 31, 2001, were as follows:

Purchases	$438,438,390

Sales	$483,662,016

Report of Ernst & Young LLP, Independent Auditors

TO THE DIRECTORS AND SHAREHOLDERS OF FEDERATED HIGH INCOME BOND FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Income Bond Fund, Inc. (the "Fund") as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended March 31, 1999 were audited by other auditors whose report, dated May 20, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated High Income Bond Fund, Inc. at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
May 10, 2001

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager
Federated High Income Bond Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314195108
Cusip 314195207
Cusip 314195306

8042507 (5/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.